SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 1, 2004

Date of Report

(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	000-22439 (Commission File No.)	91-0222175 (IRS Employer Identification No.)

100 Fourth Avenue N., Suite 510, Seattle, Washington 98109 (Address of Principal Executive Offices, including Zip Code)

(206) 404-7000 (Registrant’s Telephone Number, Including Area Code)

100 Fourth Avenue N., Suite 440, Seattle, Washington 98109 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On September 1, 2004, Fisher Communications, Inc. (the “Company”) issued a press release announcing that it intends to commence a private placement of senior notes (the “Note Offering”).

The preliminary offering memorandum for the Note Offering will contain consolidated financial statements for the three and six-months periods ended June 30, 2004 and 2003 and the years ended December 31, 2003, 2002 and 2001. The consolidated financial statements for the years ended December 31, 2003, 2002 and 2001 will include revised segment information in note 12 to the consolidated financial statements to give effect to the Company’s new reportable segments effective January 1, 2004. The revised note 12 states that the Company reports financial data for three reportable segments: television, radio and Fisher Plaza. The Company formerly reported financial data for a remaining “all other” category. The operations of Fisher Pathways, Inc., a provider of satellite transmission services, as well as Fisher Media Services Company’s corporate expenses, were included in this “all other” category. Beginning in the first quarter of 2004, the Company began reporting the operations of Fisher Pathways, Inc., in the television reportable segment, consistent with changes in the financial and operational oversight of those operations. Also beginning in the first quarter of 2004, the Company began reporting Fisher Media Services Company’s corporate expenses in the Fisher Plaza reportable segment, consistent with that entity’s sole operational focus and the fact that the management evaluates the operation of these activities together. Segment data for all years presented in the consolidated financial statements for the years ended December 31, 2003, 2002 and 2001 has been revised to conform to the 2004 presentation.

In addition, the consolidated financial statements for the years ended December 31, 2003, 2002 and 2001 contained in the preliminary offering memorandum will include revised unaudited Interim Financial Information in note 14 to the consolidated financial statements. The revised note 14 presents revised information for the first quarter and third quarter of 2003 (specifically, income (loss) from continuing operations and from discontinued operations, as well as related income (loss) per share data), to correct quarterly information previously presented in the notes to the Company’s consolidated financial statements for the years ended December 31, 2003, 2002 and 2001 included in the Company’s Annual Report on Form 10-K filed on March 12, 2004 (the “10-K”).

The consolidated financial statements to be included in the preliminary offering memorandum also will contain an updated report of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, on the Company’s consolidated financial statements for the years ended December 31, 2003, 2002 and 2001. The consolidated financial statements for the years ended December 31, 2003, 2002 and 2001 to be included in the preliminary offering memorandum and updated report from PricewaterhouseCoopers LLP are reproduced in their entirety as Exhibit 99.1 to this report.

The preliminary offering memorandum will contain “Management’s Discussion and Analysis of Financial Condition and Results of Operations” covering the three- and six-month periods ended June 30, 2004, compared with the corresponding period in 2003, and the fiscal years ended December 31, 2003, 2002 and 2001 (the “Offering Memorandum MD&A”). The discussion of the fiscal years ended December 31, 2003, 2002 and 2001 in the Offering Memorandum MD&A differs from the “Management’s Discussion and Analysis of Financial Condition and Results of

Operations” contained in the Company’s Form 10-K in that the Offering Memorandum MD&A reflects the consolidated financial statements, including the revised segment information, that will be included in the preliminary offering memorandum.

The Offering Memorandum MD&A is reproduced in its entirety as Exhibit 99.2 to this report. The discussion in the Offering Memorandum MD&A of the three- and six-month periods ended June 30, 2004 compared to the same periods ended June 30, 2003 contained no material changes from the corresponding discussion in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that was contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Item 7.01	Regulation FD Disclosure

1. On September 1, 2004, the Company issued a press release announcing its intention to commence the Note Offering. The press release is attached as Exhibit 99.3 to this report and incorporated herein by reference.

2. The consolidated financial statements and Offering Memorandum MD&A attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report are incorporated herein by reference.

Item 8.01	Other Events

1. On September 1, 2004, the Company issued a press release announcing its intention to commence the Note Offering. The press release is attached as Exhibit 99.3 to this report and incorporated herein by reference.

2. The consolidated financial statements and Offering Memorandum MD&A attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report are incorporated herein by reference.

3. The disclosure in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 contained information regarding the number of votes cast and withheld for the election of directors at the Company’s 2004 Annual Meeting of Shareholders, which information was incorrect due to a computer error at the Company’s transfer agent, which also served as the inspector of elections for the Annual Meeting. The correct information is as follows:

	Votes for	Votes withheld
Carol H. Fratt	7,671,608	231,788
Donald G. Graham, Jr.	7,568,267	335,129
Donald G. Graham, III	7,673,008	230,388
William W. Krippaehne, Jr.	7,043,850	859,546

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1 Annual Consolidated Financial Statements and Report of PricewaterhouseCoopers LLP contained in Preliminary Offering Memorandum

99.2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Preliminary Offering Memorandum

99.3 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: September 1, 2004	By /s/ ROBERT C. BATEMAN Robert C. Bateman Senior Vice President Chief Financial Officer

Exhibit Index

23.1 Consent of PricewaterhouseCoopers LLP

99.1 Annual Consolidated Financial Statements and Report of PricewaterhouseCoopers LLP contained in Preliminary Offering Memorandum

99.2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Preliminary Offering Memorandum

99.3 Press Release